Trade and Other Receivables	12 Months Ended
Dec. 31, 2018
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Trade and Other Receivables
7.	Trade and Other Receivables

Trade and other receivables as of December 31, 2017 and 2018 are as follows:

(In millions of yen)
	December 31, 2017	December 31, 2018
Trade and other receivables, current	43,375	38,097
Allowance for doubtful account/Loss allowance, current	(483)	(453)
Trade receivables, non-current(1)	14	14
Allowance for doubtful account/Loss allowance, non-current	(14)	(14)

Total trade and other receivables	42,892	37,644

(1)

The non-current trade receivables as of December 31, 2017 were tested for impairment on an individual basis as of the reporting dates based on how long such trade receivables were past due. As a result, allowance for doubtful account for the receivables were recorded.

For movement in the loss allowance for trade and other receivables, refer to Note 25 Financial Risk Management.